UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 10, 2026

Martin Marietta Materials, Inc.

(Exact name of registrant as specified in its charter)

North Carolina	001-12744	56-1848578
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4123 Parklake Avenue Raleigh, North Carolina	27612
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 919-781-4550

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common Stock, $0.01 par value per share	MLM	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events

Acquisition of Lhoist North America, Inc.

As previously disclosed, on June 27, 2026, Martin Marietta Materials, Inc., a North Carolina corporation (the “Company”), entered into a Securities Sale Agreement (the “Securities Sale Agreement”) with LNA Holding SRL (“LNA Holding”), a société à responsabilité limitée organized under the laws of Belgium, pursuant to which the Company will acquire all of the outstanding equity interests in Lhoist North America, Inc. (“LNA”), a wholly-owned direct subsidiary of LNA Holding (such transaction, the “LNA Transaction”).

Each party’s obligation to consummate the LNA Transaction is conditioned upon the satisfaction or waiver of customary closing conditions, including the receipt of certain regulatory approvals. On August 5, 2026, we announced that we have received all necessary regulatory approvals for the LNA Transaction.

The LNA Transaction is expected to close in the third quarter of 2026.

Financial Statements

The following audited consolidated financial statements of LNA as of and for the years ended December 31, 2025 and 2024 and the related notes thereto are filed as Exhibit 99.1 to this Current Report on Form 8-K and are incorporated herein by reference:

•	Independent Auditor’s Report;

•	Consolidated Balance Sheets as of December 31, 2025 and 2024;

•	Consolidated Statements of Income for the Years Ended December 31, 2025 and 2024;

•	Consolidated Statements of Comprehensive Income for the Years Ended December 31, 2025 and 2024;

•	Consolidated Statements of Equity for the Years Ended December 31, 2025 and 2024;

•	Consolidated Statements of Cash Flows for the Years Ended December 31, 2025 and 2024; and

•	Notes to Consolidated Financial Statements.

Attached hereto as Exhibit 23.1 is the consent of Forvis Mazars, LLP, the independent auditor to LNA, related to the above-referenced audited consolidated financial statements of LNA filed as Exhibit 99.1 to this Current Report on Form 8-K.

The following unaudited condensed consolidated financial statements of LNA as of June 30, 2026 and for the six months ended June 30, 2026 and 2025 and the related notes thereto are filed as Exhibit 99.2 to this Current Report on Form 8-K and are incorporated herein by reference:

•	Unaudited Condensed Consolidated Balance Sheet as of June 30, 2026;

•	Unaudited Condensed Consolidated Statements of Income for the Six Months Ended June 30, 2026 and 2025;

•	Unaudited Condensed Consolidated Statements of Comprehensive Income for the Six Months Ended June 30, 2026 and 2025;

•	Unaudited Condensed Consolidated Statements of Equity for the Six Months Ended June 30, 2026 and 2025;

•	Unaudited Condensed Consolidated Statements of Cash Flows for the Six Months Ended June 30, 2026 and 2025; and

•	Notes to the Unaudited Condensed Consolidated Financial Statements.

The following unaudited pro forma condensed combined financial statements combining the historical consolidated financial statements of the Company and its subsidiaries and LNA and its subsidiaries to give effect to the LNA Transaction, are filed as Exhibit 99.3 to this Current Report on Form 8-K and are incorporated herein by reference:

•	Unaudited Pro Forma Condensed Combined Balance Sheet as of June 30, 2026;

•	Unaudited Pro Forma Condensed Combined Statements of Operations for the Year Ended December 31, 2025 and the Six Months Ended June 30, 2026; and

•	Notes to the Unaudited Pro Forma Condensed Combined Financial Statements.

Cautionary Statement Regarding Forward-Looking Statements

This Current Report on Form 8-K (“Current Report”) contains forward-looking statements under the federal securities laws, including the Private Securities Litigation Reform Act of 1995 that involve risks and uncertainties and are based on assumptions that the Company believes are reasonable, but which may differ materially from actual results. These statements reflect the Company’s expectations or forecasts of future events. You can identify these statements because they do not relate only to historical or current facts and may use words such as “anticipate,” “may,” “expect,” “should,” “believe,” “project,” “intend,” “will,” and other words of similar meaning in connection with future events or future operating or financial performance. Any, or all of, management’s forward-looking statements herein and in other publications may prove to be incorrect.

The Company’s outlook is subject to risks and uncertainties and is based on assumptions that the Company believes are reasonable but which may differ materially from actual results. Factors that the Company currently believes could cause actual results to differ materially from the forward-looking statements in this Current Report include, but are not limited to: the Company’s ability to address challenges, including shipment declines caused by economic and weather events beyond its control; a widespread decline in aggregates pricing, including reduced shipment volume negatively affecting price; the termination, capping, reduction or suspension of federal and/or state fuel tax(es) or other revenue related to public construction; the level and timing of federal, state or local transportation or infrastructure or public projects funding, including any issues arising from such budgets, particularly in Texas, North Carolina, Colorado, California, Georgia, Florida, South Carolina, Arizona, Iowa and Minnesota; the United States Congress’ inability to reach agreement internally or with the Executive Branch of the United States federal government on policy affecting the federal budget; the ability of states and/or other entities to finance approved projects through tax revenues or alternative financing; construction spending levels in the Company’s markets; reductions in defense spending and impacts on construction activity on or near military bases; declines in energy-related construction due to changes in oil production or capital spending, particularly in Texas; sustained high mortgage interest rates and factors leading to a slowdown in private construction in some areas; unfavorable weather, including storms, hurricanes, wildfires, timing of seasons, drought, rainfall or extreme temperatures affecting production schedules, shipment volumes, product/geographic mix and profitability; volatility of fuel and energy costs, including diesel, electricity, natural gas and consumables, like steel, explosives, tires and conveyor belts, as well as natural gas for the Company’s Specialties business; increased raw materials costs, such as bitumen; rising costs of repair and supply parts; construction labor shortages or supply chain challenges; labor relations risks, such as unionization efforts, work stoppages or strikes; workforce demographics-related challenges in recruiting and retaining skilled employees, particularly for physically demanding roles in rural or less-populated areas; unexpected equipment failures, unscheduled maintenance, industrial accident or prolonged production disruption; resiliency and potential declines of the Company’s construction end-use markets; potential impacts of disease outbreaks, epidemics, pandemics, or similar health threats, or fear of such events, and related economic/societal responses, affecting suppliers, customers, partners or employees; the performance of the overall United States economy; governmental regulation, including environmental laws and climate change regulations at the state and federal levels; implementation of emissions taxes, carbon-pricing schemes, or stricter climate-related rules that could increase operating costs or restrict Specialties production; delays or difficulties in securing timely land use approvals or environmental permits amid changing regulatory expectations; increasing legal actions or public pressure related to environmental impact, emissions, or land use could result in reputational harm or financial liability; failure to meet evolving environmental, social, and governance (ESG) standards or investor benchmarks may affect access to capital or shareholder confidence; changes in external ESG ratings or methodologies could affect investor sentiment or index inclusion; increasing competition for water access or stricter water usage regulations could impact production, especially in drought-prone regions; outcomes of environmental or land-use proceedings, or increased costs associated with regulatory obligations, including site reclamation; elevated premiums or reduced coverage availability for property, casualty, or environmental liability could increase risk exposure; transportation availability and investment in rail infrastructure impacting the movement of materials especially to the Company’s Texas, Southeast and Gulf Coast markets, the movement of essential dolomitic lime to the Company’s Specialties plant in Manistee, Michigan and its customers and the movement of magnesite from its Specialties’ Gabbs, Nevada facility to processing plants in North Carolina, Indiana and Pennsylvania and the Company’s customers; increased transportation costs, including increases from energy price fluctuations, fuel surcharges, and compliance with tightening regulations, including water shipments; availability of trucks and licensed drivers for material transport;

availability and cost of construction equipment in the United States; weakness in the steel industry markets served by the Company’s dolomitic lime products; geopolitical risks affecting costs, supply chain, oil and gas prices, including conflict zones such as Iran, Russia-Ukraine, Israel-Middle East and potential China-Taiwan tensions; trade disputes and tariffs impacting the U.S. economy; unplanned cost changes or customer realignments affecting earnings, including in the Specialties business; dependence on information technology and automated systems; risks related to third-party vendors, including exposure to cybersecurity vulnerabilities or service outages; inflation pressures on production and interest costs; customer concentration in construction markets increasing the risk of potential losses on customer receivables; demand levels, production volumes and cost management affecting operating leverage and profitability; risks related to the pending LNA Transaction, including the timing of consummation of the transaction; the ability to satisfy closing conditions, transaction costs or that the closing of the transaction does not occur; the diversion of management time on transaction-related issues; global economic conditions; adverse industry conditions; and potential business uncertainty, including changes to existing business relationships during the pendency of the transaction that could affect financial performance, integration challenges, market conditions, and the impact of the transaction on the Company’s stakeholders; the possibility that acquisition synergies may not be realized as expected or within anticipated timeframes, potentially impacting profitability and debt covenant compliance; risks related to executive succession, retention, leadership development critical to strategy execution, including impacts from unexpected leadership changes; changes in tax laws or interpretations, including those related to acquisitions or divestitures, which could increase tax rates; violation of the Company’s debt covenants in the event of price and/or volume instability; new or revised accounting rules could impact financial reporting, asset valuations, or covenant compliance; challenges in implementing new technologies or automation systems could lead to inefficiencies, cost overruns, or operational disruptions; cybersecurity risks; downward pressure on the Company’s common stock price affecting goodwill impairment evaluations; potential credit rating downgrades to non-investment grade; and other risk factors listed from time to time in the Company’s SEC filings.

Additional information concerning these and other factors that may cause the Company’s results of operations and financial position to differ from expectations can be found in the Company’s filings with the U.S. Securities and Exchange Commission, including the Company’s 2025 Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

23.1	Consent of Forvis Mazars, LLP, the independent auditors to Lhoist North America, Inc.

99.1	Lhoist North America, Inc. Audited Consolidated Financial Statements as of and for the Years Ended December 31, 2025 and 2024, and accompanying notes thereto.

99.2	Lhoist North America, Inc. Unaudited Condensed Consolidated Financial Statements as of June 30, 2026 and for the Six Months Ended June 30, 2026 and 2025, and accompanying notes thereto.

99.3	Unaudited Pro Forma Condensed Combined Financial Statements.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

August 10, 2026	MARTIN MARIETTA MATERIALS, INC.

	By:	/s/ George F. Schoen
	Name:	George F. Schoen
	Title:	Executive Vice President, General Counsel and Corporate Secretary